John Hancock Capital Series

John Hancock U.S. Global Leaders Growth Fund (the fund)

Supplement dated December 12, 2019 to the current Statement of Additional Information (SAI), as may be supplemented

Effective January 1, 2020 (the effective date), George Fraise will no longer serve as a portfolio manager for the fund. Accordingly, as of the effective date, all references to Mr. Fraise will be removed from the SAI.

Also, as of the effective date, Kishore Rao will be added as a portfolio manager for the fund and, together with Gordon M. Marchand and Robert L. Rohn, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the effective date, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Sustainable Growth Advisers, LP:

The following table provides information regarding other accounts for which Kishore Rao has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund and similarly managed accounts.

The following table provides information as of October 31, 2019:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Kishore Rao	1	$4.5	0	$0	2	$1.0

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Kishore Rao	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Kishore Rao as of October 31, 2019. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. The portfolio manager’s ownership of fund shares is stated in the footnote that follows the table.

Portfolio Manager	Dollar Range of Shares Owned[1]
Kishore Rao	$100,001–$500,000

1As of October 31, 2019, Kishore Rao owned $100,001–$500,000 of the fund.

You should read this Supplement in conjunction with the SAI and retain it for future reference.